                            SCHEDULE 14C INFORMATION

                INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

/X/  Preliminary Information Statement          / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14c-5(d)(2))
/ /  Definitive Information Statement

                        REPUBLIC WASTE INDUSTRIES, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant As Specified in Charter)

                        REPUBLIC WASTE INDUSTRIES, INC.
--------------------------------------------------------------------------------
              (Name of Person(s) Filing the Information Statement)

Payment of Filing Fee (Check the appropriate box):

     /X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14c-5(g).

     / /  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                PRELIMINARY COPY

                            (REPUBLIC WASTE LOGO)

                    200 EAST LAS OLAS BOULEVARD, SUITE 1400
                         FORT LAUDERDALE, FLORIDA 33301
                            ------------------------

           NOTICE OF THE TAKING OF CORPORATE ACTION WITHOUT A MEETING
                               BY WRITTEN CONSENT

                            ------------------------

                     WE ARE NOT ASKING YOU FOR A PROXY AND
                   YOU ARE REQUESTED NOT TO SEND US A PROXY.

Dear Stockholder:

     In accordance with Section 228(d) of the Delaware General Corporation Law, notice is hereby given that holders of a majority of the outstanding common stock, par value $.01 per share, of Republic Waste Industries, Inc., a Delaware corporation (the "Company") shall on November __ , 1995 take the following action:

          1. Approve an amendment to the Company's First Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") to change the name of the Company to Republic Industries, Inc. A copy of the Certificate of Amendment to the Certificate of Incorporation is included as Exhibit A to the Information Statement;

          2. Approve an amendment to the Certificate of Incorporation to establish annual terms of office for all members of the Company's Board of Directors in place of the present staggered terms of office. A copy of the Certificate of Amendment to the Certificate of Incorporation is included as Exhibit A to the Information Statement;

          3. Approve the adoption of amendments to the Company's 1995 Non-Employee Director Stock Option Plan (the "Director Plan"). A copy of the amended and restated Director Plan is included as Exhibit B to the Information Statement; and

          4. Approve an amendment to the provisions of certain warrants to purchase shares of common stock of the Company granted to certain non-employee directors of the Company (the "Director Warrants"). A copy of the amendment to the Director Warrants is included as Exhibit C to the Information Statement.

     The accompanying Information Statement is furnished pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended.

                                            By Order of the Board of Directors,

                                            /s/ Courtland D. Peddy

                                            Courtland D. Peddy, Secretary
Fort Lauderdale, Florida
November __ , 1995

                               PRELIMINARY COPY

                       (REPUBLIC WASTE INDUSTRIES LOGO)

                   200 EAST LAS OLAS BOULEVARD, SUITE 1400
                        FORT LAUDERDALE, FLORIDA 33301
                           ------------------------

                            INFORMATION STATEMENT

                           ------------------------

     This Information Statement is being furnished for the information of the holders of shares of common stock, par value $.01 per share ("Common Stock"), of Republic Waste Industries, Inc., a Delaware corporation ("Republic" or the "Company"), pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Regulation 14C promulgated thereunder. This Information Statement is being mailed on or about November 8, 1995 to holders of shares of Common Stock of the Company.

                 VOTING SECURITIES; VOTE REQUIRED FOR APPROVAL

     Stockholders of record at the close of business on November 7, 1995 are entitled to notice of corporate action taken by written consent of holders of a majority of the issued and outstanding shares of Common Stock of the Company adopting certain amendments (i) to the Company's First Amended and Restated Certificate of Incorporation ("Certificate of Incorporation") to change the name of the Company to Republic Industries, Inc., (ii) to the Company's Certificate of Incorporation to establish annual terms of office for all members of the Company's Board of Directors, (iii) to the 1995 Non-Employee Director Stock Option Plan, and (iv) to certain warrants to purchase shares of Common Stock issued to certain non-employee directors. Each such action will be effective 20 days following the mailing of this Information Statement. As of the close of business on November __ , 1995, the Company had ________ shares of Common Stock issued and outstanding.

     Stockholders of record at the close of business on November 7, 1995 are entitled to express consent in accordance with the Delaware General Corporation Law. For your information, stockholders who hold a majority of the issued and outstanding shares of Common Stock have signed written consents approving the adoption of the foregoing amendments and delivered such consents to the Company. As a result, approval and adoption of the corporate actions described in this Information Statement is assured.

                       WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

           APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO REPUBLIC INDUSTRIES, INC.

     On October 9, 1995, the Board of Directors of the Company adopted an amendment to the First Article of the Company's Certificate of Incorporation to change the name of the Company from Republic Waste Industries, Inc. to Republic Industries, Inc. This amendment is subject to the approval of the stockholders. The Board of Directors adopted the amendment because it believes the name change will assist in making the public more aware of the Company's strategy of expanding its operations outside of solid waste management and related lines of business and transforming itself into a more diversified service company.

EFFECT OF AMENDMENT TO CERTIFICATE OF INCORPORATION

     The amendment to the Certificate of Incorporation to change the Company's name will not cause any change in the authorized or outstanding shares of Common Stock. Each outstanding share will remain one share of Common Stock, and stockholders will not be required to exchange share certificates to reflect the new name. Stockholders should keep the stock certificates they now hold, which will continue to be valid, and they should not send them to the Company or its transfer agent solely to reflect the name change. The Company's trading symbol will continue to be "RWIN" on The Nasdaq Stock Market. The names of the Company's subsidiaries will remain unchanged.

ADOPTION OF AMENDMENT TO CERTIFICATE OF INCORPORATION ASSURED.

     The proposed name change is subject to stockholder approval. Written consents to the approval of the name change, effective 20 days from the date this Information Statement is first mailed to holders of Common Stock, have been received by the Company from the holders of a majority of the shares of Common Stock issued and outstanding on the record date. Accordingly, adoption of the name change, effective upon such twentieth day, is assured. The name change will not occur until the Company files a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware. A copy of the Certificate of Amendment to the Certificate of Incorporation is attached as Exhibit A to this Information Statement.

                  APPROVAL OF AMENDMENT TO THE CERTIFICATE OF
                  INCORPORATION TO ESTABLISH ANNUAL TERMS FOR
                       MEMBERS OF THE BOARD OF DIRECTORS

     The Sixth Article of the Company's Certificate of Incorporation currently provides for the classification of the Board of Directors into three classes, with each class as equal in number as possible. Initially, members of the first class were elected for a one-year term, members of the second class for a two-year term and members of the third class for a three-year term. Under the existing Certificate of Incorporation, at each annual meeting of stockholders after the initial election of the members of the first class, the successors to the class of directors whose term expired at that meeting are elected for three-year terms.

     On October 9, 1995, the Board of Directors of the Company proposed the adoption of an amendment to the Company's Certificate of Incorporation, subject to the approval of the stockholders, to eliminate the provisions of the Sixth Article of the Certificate of Incorporation that provide for members of the Board of Directors to serve staggered multi-year terms, and to instead provide for each member of the Board of Directors to serve an annual term until each succeeding annual meeting of the Company's stockholders.

EFFECT OF AMENDMENT TO CERTIFICATE OF INCORPORATION.

     The Board of Directors has determined that the classification of the Board and the staggered term feature of the Sixth Article of the Certificate of Incorporation has proven to be procedurally burdensome. In addition, the present Board of Directors believes that all of the members of the Board of Directors should stand for election each year, if nominated, to assure that the Company and its stockholders continue to be properly served. As a result, the Board of Directors has proposed to amend the Sixth Article to eliminate the provisions that provide for staggered multi-year terms for members of the Board of Directors and the classification of its members. In the place of such provisions, the Board of Directors propose to amend the Sixth Article to establish that the term for each member of the Board shall expire each year at the annual meeting of stockholders of the Company. Accordingly, at each annual meeting of stockholders, commencing with the annual meeting in 1996, successors to all of the directors (which may include existing directors) will be nominated for election for a term to expire at the next succeeding annual meeting of stockholders.

ADOPTION OF AMENDMENT TO CERTIFICATE OF INCORPORATION ASSURED.

     The proposed amendment to the Sixth Article is subject to stockholder approval. Written consents to the approval of the amendment to the Sixth Article, effective 20 days from the date this Information Statement is first mailed to holders of Common Stock, have been received by the Company from the holders of a majority of the shares of Common Stock issued and outstanding on the record date. Accordingly, adoption of the amendment to the Sixth Article, effective upon such twentieth day, is assured. The amendment to the Sixth Article will not be effective until the Company files a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware. A copy of the Certificate of Amendment is attached as Exhibit A to this Information Statement.

                       APPROVAL OF PROPOSED AMENDMENTS TO
                  1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     On August 3, 1995, the Board of Directors of the Company adopted certain amendments to the 1995 Non-Employee Director Stock Option Plan (the "Director Plan"), subject to stockholder approval. The amended and restated Director Plan (the "Amended Plan") is attached as Exhibit B to this Information Statement and is incorporated herein by reference.

REASONS FOR AND EFFECT OF AMENDMENTS TO THE DIRECTOR PLAN

     The principal purpose of the Amended Plan is to make service on the Board of Directors of Republic more attractive to present and prospective members of the Board who are not employees, officers or consultants of Republic ("Non-Employee Directors"), since continued service of qualified Non-Employee Directors is considered essential to the management, growth and financial success of Republic. As of November 7, 1995, there were 4 Non-Employee Directors of the Company who were eligible to participate in the Amended Plan. Under the terms of the Amended Plan, 1,000,000 shares of Common Stock are reserved for issuance upon the exercise of options granted thereunder.

     The amendments to the Director Plan, as approved by the Board of Directors of the Company, are designed to enable Non-Employee Directors to participate under the Amended Plan and also to qualify as disinterested persons under Rule 16b-3 ("Rule 16b-3") promulgated under the Exchange Act. Rule 16b-3 requires that employee benefit plans must be administered by "disinterested persons" to preserve the exemption from the liability provisions of Section 16(b) of the Exchange Act. Enabling Non-Employee Directors to qualify as "disinterested persons" under Rule 16b-3 permits them to serve on the committee which administers the Company's 1991 Stock Option Plan and 1995 Employee Stock Option Plan (collectively, the "Employee Plan"), as well as to perform administrative functions for the Director Plan, without disqualifying the officers and directors of the Company who participate in either the Employee Plan or the Director Plan for relief from the liability provisions of Section 16(b) of the Exchange Act which is afforded by Rule 16b-3.

     In order to continue to make service on the Board of Directors attractive to its present and prospective Non-Employee Directors, while at the same time enabling such individuals to serve as administrators of the Employee Plan, the Board decided to make Non-Employee Directors eligible only for non-discretionary, automatic grants of stock options under the Director Plan, and to eliminate the provisions of the Director Plan that allowed a committee of the Board to grant options to Non-Employee Directors on a discresionary basis. Accordingly, the Amended Plan will no longer contain the provisions that allow a committee of the Board of Directors to grant options to Non-Employee Directors on a discresionary basis. Instead, the Amended Plan provides that each individual who is initially elected or appointed as a Non-Employee Director on or after August 3, 1995 automatically shall be granted an option to purchase 50,000 shares of Common Stock on the date of such initial election or appointment. The Amended Plan also provides that beginning on the first business day of calendar year 1996 and continuing on the first business day of each subsequent calendar year, each individual who is then serving as a Non-Employee Director shall receive, at that time, an automatic grant of an option to purchase 10,000 shares of Common Stock. Further, the Amended Plan replaces the 25% per year vesting feature of the Non-Employee Director options with an immediate vesting feature; and the Amended Plan revises certain other technical provisions of the Director Plan to conform them to the automatic grant features.

     Pursuant to the terms of the Amended Plan, as subject to stockholder approval, two Non-Employee Directors, Michael G. DeGroote and John J. Melk, each received an automatic grant of an option to purchase 50,000 shares of Common Stock at an exercise price of $24.75 on August 3, 1995, subject to stockholder approval of the Amended Plan. The table below provides certain information regarding options granted under the Amended Plan.

                     AMENDED PLAN BENEFITS AND NON-EMPLOYEE
                         DIRECTOR STOCK OPTIONS GRANTED

                                                                               NUMBER OF
                    NAME AND POSITION                   EXERCISE PRICE($)   OPTIONS GRANTED
    --------------------------------------------------  -----------------   ----------------
    Michael G. DeGroote, Director.....................       $24.75              50,000
    John J. Melk, Director............................       $24.75              50,000
    All current executive officers as a group.........   Not applicable.    Not applicable.
    All current directors who are not
      executive officers as a group (4 persons).......       $24.75             100,000
    All employees as a group (including all current
      officers who are not executive officers)........   Not applicable.    Not applicable.

OPTION TERM, EXERCISE PRICE AND ADJUSTMENTS

     Each option granted under the Amended Plan will have a term of ten years from the automatic grant date and will be immediately exercisable. In the event any change is made to the Common Stock issuable under the Amended Plan (by reason of any stock split, stock dividend, combination of shares, exchange of shares, merger, consolidation, reorganization or other change in the capitalization of the Company), proportionate and equitable adjustments will be made to (i) the aggregate number and class of shares available for issuance under the Amended Plan, (ii) the number of shares to be made the subject of each subsequent automatic grant, (iii) the exercise price, and (iv) the number and class of shares which may be purchased under each outstanding option and the exercise price per share, so that no dilution or enlargement of benefits will occur under any option granted under the Amended Plan.

     The exercise price of an option automatically granted to a Non-Employee Director under the Amended Plan is equal to the Closing Selling Price of a share of Common Stock as of the date that the automatic grant is made. The Amended Plan defines the "Closing Selling Price" of a share of Common Stock to be (i) the closing price per share of Common Stock, as of the date prior to the date of the automatic grant, on the Nasdaq Stock Market or the principal U.S. stock exchange upon which the Company's Common Stock is listed (the "Exchange"), or
(ii) the closing price on the Exchange on the most recent preceding date, if there is no reported closing price of such Common Stock on the Exchange on such date.

OTHER PROVISIONS

     In the event of a Change of Control (as defined below), notwithstanding any other provision in the Amended Plan, during the period of 30 days after such Change of Control, each Non-Employee Director holding options under the Amended Plan shall have the right to require the Company to purchase from him or her any option granted under the Amended Plan at a purchase price equal to: (i) the excess of the fair market value per share of Common Stock (which shall be the highest price per share of the Common Stock as quoted on the Exchange on each of the five trading days prior to the date the Non-Employee Director exercises such right) over the exercise price of such options, multiplied by (ii) the number of option shares specified by such individual for purchase by the Company. A Change of Control is deemed to occur if any person (a) acquires direct or indirect beneficial ownership of at least 50% of the issued and outstanding Common Stock of Republic or (b) has the power (whether such power arises as a result of the ownership of capital stock, by contract or otherwise) or ability to elect or cause the election of directors which, at the time of such election, would constitute a majority of the Board of Directors of Republic.

     The Board of Directors may amend or discontinue the Amended Plan at any time provided that (i) no such amendment or discontinuance may change or impair any Non-Employee Director option previously granted without the consent of the optionee, (ii) the provisions of the Amended Plan which relate to the amount of shares which may be subject to grants and/or the exercise price may not be amended more than once every six months, other than to comport with changes in federal income tax laws, and (iii) stockholder approval is required for any amendment which would materially increase the benefits to participants in the Amended Plan or the number of shares which may be issued under the Amended Plan (except for adjustments due to stock splits, stock dividends and similar changes made to the Common Stock), or which would materially modify the requirements as to eligibility for participation in the Amended Plan.

     Options issued under the Amended Plan terminate thirty (30) days after the date that the holder thereof ceases to be a Non-Employee Director, other than by reason of death or permanent disability. Republic may, in its sole discretion, permit outstanding options to be exercised within a reasonable time after any such termination but in no event after the expiration date of the options. In the event of the optionee's death or permanent disability, the personal representative or guardian of the optionee or the optionee's estate, or the person inheriting the options, will have three years after the date of the optionee's death or disability to exercise such options in full. Under no circumstances, however, may the Non-Employee Director options be exercised after the termination date of such options. Any Non-Employee Director options granted under the Amended Plan which expire or are terminated or canceled without being exercised will enable the underlying shares to be the subject of future automatic option grants under the Amended Plan.

     Non-Employee Director options are not assignable or transferable other than by will or the laws of descent and distribution or by a qualified domestic relations order.

FEDERAL INCOME TAX ASPECTS

     Non-Employee Director options do not constitute incentive stock options, within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"). As a general rule, no federal income tax is imposed on the holder upon the issuance of options such as the Non-Employee Director options, and Republic is not entitled to a tax deduction by reason of such issuance. Generally, upon the exercise of options such as the Non-Employee Director options, the holder of the options will be treated as receiving compensation taxable as ordinary income in the year of exercise. Under the Amended Plan, such compensation would be equal to the amount of the fair market value of the shares of the Company's Common Stock on the date of exercise which exceeds the exercise price of the options. Upon the exercise of the Non-Employee Director options, the Company may claim a deduction for compensation paid, at the same time and in the same amount as such income is recognized to the holder of the options, assuming any federal income tax reporting requirements are satisfied. Upon a subsequent disposition of the shares received upon the exercise of the Non-Employee Director options, the excess of the amount realized on the disposition over the "basis of the stock" (the latter consisting of the exercise price plus any ordinary income recognized) should qualify as either long-term or short-term capital gain, depending upon the holding period.

ADOPTION OF AMENDMENTS TO DIRECTOR PLAN ASSURED

     Written consents to the approval of the amendments to the Director Plan, which are effective 20 days from the date this Information Statement is first mailed to holders of Common Stock, have been received by the Company from the holders of a majority of the shares of Common Stock issued and outstanding on the record date set by the Board of Directors. Accordingly, adoption of the amendments to the Director Plan, as set forth in the Amended Plan, effective upon such twentieth date, is assured.

             APPROVAL OF AMENDMENT TO DIRECTOR WARRANTS TO PURCHASE
                          COMMON STOCK OF THE COMPANY

     On August 3, 1995, the Board of Directors of the Company adopted an amendment, subject to stockholder approval, to certain outstanding warrants to purchase 50,000 shares of Common Stock issued in May 1994 to each of Rick L. Burdick and J.P. Bryan, who are Non-Employee Directors of the Company (the "Director Warrants"). The Director Warrants were issued to each of Messrs. Burdick and Bryan as compensation for continuing service on the Board of Directors. The Director Warrants provided for vesting over a five-year period in annual increments of 10,000 shares, commencing May 31, 1995, and were exercisable as to each vested increment for a period of four years after vesting.

     The Board of Directors of the Company has determined that the vesting schedule and limitations on exercisability of the Director Warrants are unduly restrictive and are not comparable to those imposed on non-employee directors of other comparable public companies. Further, the Board of Directors decided to allow the Director Warrants to completely vest and to be exercisable, as of August 3, 1995 (subject to stockholder approval), in order to conform them to the immediate vesting of the options automatically granted and to be granted to Non-Employee Directors under the Amended Plan. Thus, the amendment to the Director Warrants eliminates the vesting schedule of the Director Warrants and provides that the Director Warrants are fully vested and may be exercised at any time during the four year period beginning on August 3, 1995.

GENERAL

     Under each of the Director Warrants, the aggregate number of shares of Common Stock which may be issued is 50,000 shares (subject to adjustment in the event of stock dividends, stock splits and certain other events), upon payment of the exercise price of $2.69 per share, which was the market value of a share of Common Stock on May 2, 1994 (the "Grant Date"). The table below provides certain information regarding the Director Warrants.

              1994 WARRANT BENEFITS AND DIRECTOR WARRANTS GRANTED

                                                                               NUMBER OF
                    NAME AND POSITION                  EXERCISE PRICE($)   WARRANTS GRANTED
    -------------------------------------------------  -----------------   -----------------
    Rick L. Burdick, Director........................        $2.69              50,000
    J.P. Bryan, Director.............................        $2.69              50,000
    All current executive officers as a group........   Not applicable.     Not applicable.
    All current directors who are not
      executive officers as group (4 persons)........        $2.69              100,000
    All employees as a group (including all current
      officers who are not executive officers).......   Not applicable.     Not applicable.

TERMINATION

     In the event a holder of Director Warrants ceases to serve as a director of the Company, all unexercised and unexpired Director Warrants held by such director shall terminate 30 days following the date on which the holder ceases to be a director of the Company. In the case of the death of the director, the executor or holder of the director's estate shall have 180 days from the date of death to exercise the remaining warrants.

PRICE

     No consideration was payable to the Company upon the grant of the Director Warrants. The exercise price of the Director Warrants is $2.69 per share. On the Grant Date, the closing price of the Common Stock on the Nasdaq Stock Market was $2.69 per share.

FEDERAL INCOME TAX ASPECTS

     The Director Warrants do not constitute incentive stock options, within the meaning of Section 422(b) of the Code. As a general rule, no federal income tax is imposed on the holder upon the issuance of warrants such as the Director Warrants, and the Company is not entitled to a tax deduction by reason of such issuance. Generally, upon the exercise of warrants such as the Director Warrants, the holder of the warrants will be treated as receiving compensation taxable as ordinary income in the year of exercise. In the case of the Director Warrants, such compensation would be equal to the amount of the fair market value of the shares on the date of exercise which exceeds the exercise price of the warrants. Upon the exercise of the Director Warrants, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized to the holder of warrants, assuming any federal income tax reporting requirements are satisfied. Upon a subsequent disposition of the shares received upon the exercise of the Director Warrants, the excess of the amount realized on the disposition over the "basis of the stock" (the latter consisting of the exercise price plus any ordinary income recognized) should qualify as either long-term or short-term capital gain, depending on the holding period.

ADOPTION OF AMENDMENT TO DIRECTOR WARRANTS ASSURED

     The proposed amendment to the Director Warrants is subject to stockholder approval. Written consents to the approval of the amendment to the Director Warrants, effective 20 days form the date of this Information Statement is first mailed to holders of Common Stock, have been received by the Company from the holders of a majority of the shares of Common Stock issued and outstanding on the record date. Accordingly, adoption of the amendment, effective upon such twentieth day, is assured.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of October 25, 1995, by (i) each person who is known by Republic to beneficially own 5% or more of Common Stock,
(ii) each director of Republic, (iii) each executive officer of Republic named in the Summary Compensation Table who is still an executive officer of Republic, and (iv) all directors and executive officers of Republic as a group. Share amounts and percentages shown for each entity, individual or group in the table are adjusted to give effect to shares of Common Stock that are not outstanding but may be acquired by a person upon exercise of all options and warrants exercisable by such entity, individual or group within 60 days of the record date. However, such shares of Common Stock are not deemed to be outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other person. Except as otherwise indicated in the notes below, each entity, individual or group named in the table below has sole voting and sole investment power with respect to the shares of Common Stock beneficially owned.

                                                                        SHARES BENEFICIALLY
                                                                               OWNED
                                                                      ------------------------
                NAME AND ADDRESS OF BENEFICIAL OWNER                    NUMBER         PERCENT
--------------------------------------------------------------------  ----------       -------
H. Wayne Huizenga(1)................................................  14,000,000         19.6%
  200 South Andrews Avenue
  Ft. Lauderdale, Florida 33301
MGD Holdings Ltd(2).................................................  12,700,000         20.1%
  Victoria Hall
  11 Victoria Street
  P.O. Box HM 1065
  Hamilton, HMEX Bermuda
Westbury (Bermuda) Ltd.(3)..........................................   4,050,000          6.2%
  Victoria Hall
  11 Victoria Street
  P.O. Box HM 1065
  Hamilton, HMEX Bermuda
Michael G. DeGroote(4)..............................................  16,750,000         25.4%
  Victoria Hall
  11 Victoria Street
  P.O. Box HM 1065
  Hamilton, HMEX Bermuda
Harris W. Hudson(5).................................................   9,800,000         15.4%
  **
Donald E. Koogler(6)................................................     120,000             *
  **
Gregory K. Fairbanks(7).............................................     300,000             *
  **
J.P. Bryan(8).......................................................      25,000             *
  401 9th Avenue, S.W.
  Calgary, Alberta T2P 2H7
Rick L. Burdick(9)..................................................      10,000             *
  814 Saddlewood
  Houston, Texas 77024
John J. Melk(10)....................................................   1,350,000          2.2%
  1500 North Lake Shore Drive
  Chicago, IL 60610
All directors and executive officers as a group (12 persons)........  42,955,000         55.8%

---------------

   * Less than 1%.
  ** The address of each of the beneficial owners identified is c/o Republic,
     200 East Las Olas Boulevard, Suite 1400, Fort Lauderdale, Florida 33301.
 (1) The aggregate amount of Common Stock beneficially owned by Mr. Huizenga consists of 4,500,000 shares owned directly by him; presently exercisable warrants to purchase 4,000,000, 2,000,000 and 2,000,000 shares of Common Stock at exercise prices of $4.50, $5.50 and $7.00 per share, respectively; presently exercisable options to purchase 1,000,000 shares of Common Stock at an exercise price of $24.75 per share; and 500,000 shares owned by Mr. Huizenga's wife (which he transferred to her by gift in October 1995). Mr. Huizenga disclaims beneficial ownership of the shares held by his wife.
 (2) The aggregate amount of Common Stock beneficially owned by MGD Holdings, a Bermuda corporation controlled by Mr. DeGroote, consists of 11,900,000 shares directly owned by MGD Holdings. MGD Holdings also owns warrants to purchase up to 1,000,000 shares of Common Stock at an exercise price of $9.00 per share, 800,000 of which have vested as of the date hereof.
 (3) The aggregate amount of Common Stock to be beneficially owned by Westbury (Bermuda) Ltd., a Bermuda corporation controlled by Mr. DeGroote ("Westbury"), consists of 1,350,000 shares owned directly by it and presently exercisable warrants to purchase 1,350,000, 675,000 and 675,000 shares of Common Stock at exercise prices of $4.50, $5.50 and $7.00 per share, respectively.
 (4) The aggregate amount of Common Stock beneficially owned by Mr. DeGroote consists of the shares beneficially owned by MGD Holdings and Westbury. Mr. DeGroote is the sole stockholder, the President and a director of MGD Holdings and Westbury.
 (5) The aggregate amount of Common Stock beneficially owned by Mr. Hudson, who is Mr. Huizenga's brother-in-law, consists of 8,600,000 shares owned directly by him and presently exercisable warrants to purchase 600,000, 300,000 and 300,000 shares of Common Stock at exercise prices of $4.50, $5.50 and $7.00 per share, respectively.
 (6) The aggregate amount of Common Stock beneficially owned by Mr. Koogler consists of executive warrants to purchase 180,000 shares of Common Stock at exercise prices of $4.00 per share, 120,000 of which have vested as of the date hereof.
 (7) The aggregate amount of Common Stock beneficially owned by Mr. Fairbanks consists of 100,000 shares owned directly by him and presently exercisable warrants to purchase 100,000, 50,000 and 50,000 shares of Common Stock at exercise prices of $4.50, $5.50 and $7.00 per share, respectively.
 (8) The aggregate amount of Common Stock beneficially owned by Mr. Bryan consists of options to purchase 25,000 shares of Common Stock at an exercise price of $10.25 per share, and warrants to purchase 40,000 shares of Common Stock at an exercise price of $2.69 per share (all of which shall vest upon adoption of the amendment to the Director Warrants described elsewhere in this Information Statement).
 (9) The aggregate amount of Common Stock beneficially owned by Mr. Burdick consists of warrants to purchase 50,000 shares of Common Stock at an exercise price of $2.69 per share, 10,000 of which have vested as of the date hereof (and 40,000 of which shall vest upon adoption of the amendment to the Director Warrants described elsewhere in this Information Statement).
(10) The aggregate amount of Common Stock beneficially owned by Mr. Melk consists of 1,100,000 shares owned directly by him and vested warrants to purchase 100,000, 50,000 and 50,000 shares of Common Stock at exercise prices of $4.50, $5.50 and $7.00 per share, respectively, and 50,000 shares owned by Mr. Melk's wife. Mr. Melk disclaims beneficial ownership of the shares held by his wife.

CHANGE OF CONTROL

     At the beginning of the Company's last fiscal year, Mr. DeGroote, then the Company's Chairman, President and Chief Executive Officer, directly and indirectly beneficially owned approximately 44% of the then outstanding Common Stock. On August 3, 1995, Messrs. Huizenga, Hudson, DeGroote (through Westbury), and Melk, acquired direct and indirect beneficial ownership of an aggregate of approximately 54% of the outstanding Common Stock through various transactions which were approved by the Company's stockholders at a special meeting of stockholders held on August 3, 1995. Although there is no agreement among any of Messrs. Huizenga, Hudson, DeGroote or Melk to vote together on any matters submitted to a vote of the Company's stockholders, if Messrs. Huizenga, Hudson, DeGroote and Melk vote together, they have the ability to control the outcome of most matters submitted to a vote of the Company's stockholders, especially with respect to the election of directors.

     The transactions which resulted in this change of control (the "Combination") consisted of (i) the issuance and sale on August 3, 1995 by the Company of, in the aggregate, 10,350,000 shares of Common Stock and warrants to purchase an additional 16,700,000 shares of Common Stock to Messrs. Huizenga, Hudson, DeGroote (through Westbury), and Melk, and their respective assigns, for an aggregate purchase price of $64,075,000 pursuant to certain stock purchase agreements, and (ii) the issuance on August 3, 1995 by the Company of 8,000,000 shares of Common Stock in exchange for all of the outstanding shares of common stock of Hudson Management Corporation and Envirocycle, Inc., each of which was owned by Mr. Hudson, pursuant to certain merger agreements.

     The following changes in the composition of the Company's Board of Directors was made on August 3, 1995 in connection with and upon consummation of the Combination: Donald E. Koogler resigned from the Board of Directors, creating a vacancy; the Board of Directors was enlarged to six members; and Messrs. Huizenga, Hudson and Melk were nominated and elected to fill these vacancies and serve on the Board of Directors. Accordingly, Messrs. Huizenga, Hudson, Melk and DeGroote constitute four of the six members of the Company's Board of Directors, and, if they vote together, they have the ability to control most actions submitted to a vote of the Board of Directors. In addition, in connection with and upon consummation of the Combination, the Board of Directors appointed Mr. Huizenga as the Chairman of the Board and Chief Executive Officer of Republic, Mr. DeGroote as the Vice Chairman of Republic, Mr. Hudson as the President of Republic, and Gregory K. Fairbanks, a business associate of Mr. Huizenga's, as an Executive Vice President and Chief Financial Officer of Republic.

                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee was established by the Board of Directors in February 1993 and Messrs. DeGroote and Burdick were appointed to the Compensation Committee at that time. Mr. DeGroote was the Chairman of the Board, President and Chief Executive Officer of the Company until August 3, 1995. On August 3, 1995, the Board of Directors appointed Mr. DeGroote as its Vice Chairman of the Board (a non-officer position), and appointed three of its non-employee directors, Messrs. Melk, DeGroote and Bryan to the Compensation Committee.

     Mr. Burdick is the sole stockholder of a professional corporation which is a partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, L.L.P. which renders legal services to Republic.

COMPENSATION TABLES

     The following tables set forth information with respect to those persons who were, at December 31, 1994, (i) the Chief Executive Officer and (ii) the other most highly compensated executive officers of Republic (collectively, the "Named Officers"). The principal positions described with respect to the Named Officers relate to the positions held by such persons as of December 31, 1994.

                           SUMMARY COMPENSATION TABLE

                                                                                            LONG-TERM
                                                                                           COMPENSATION
                                                                                           ------------
                                                                                              AWARDS
                                                            ANNUAL COMPENSATION            ------------
                                                     ---------------------------------      SECURITIES
                                                                             OTHER          UNDERLYING
                                                                             ANNUAL         WARRANTS/        ALL OTHER
       NAME AND PRINCIPAL POSITION          YEAR      SALARY      BONUS   COMPENSATION       OPTIONS        COMPENSATION
------------------------------------------  ----     --------     -----   ------------     ------------     ------------
Michael G. DeGroote.......................  1994           --       --            --               --               --
  (Chairman, President and                  1993           --       --            --               --               --
  Chief Executive Officer)                  1992           --       --            --               --               --
Donald E. Koogler.........................  1994           --(1)    --            --               --               --
  (Director, Executive Vice President       1993     $228,752       --            --          240,000(2)            --
  and Chief Operating Officer)              1992     $225,000       --      $210,854(3)            --               --
Douglas R. Gowland........................  1994     $204,613       --            --               --               --
  (Senior Vice President)(5)                1993     $204,800       --      $ 30,874(4)       275,000(2)            --
                                            1992     $187,249(6)    --            --          300,000(2)      $ 83,870(7)

---------------

(1)   Mr. Koogler elected to defer the receipt of 1994 compensation totaling $235,425 until
      January 1, 1997 under the Company's Non-qualified Deferred Plan.
(2)   See "Executive Warrants" below for information regarding these warrants.
(3)   Consists of reimbursements to Mr. Koogler for the expenses and losses incurred by him associated with the sale of his residences upon relocation to Houston, Texas in June
      1991, in connection with his employment with Republic, and to Atlanta, Georgia in
      December 1991, due to relocation of Republic's corporate office.
(4)   Consists of reimbursements to Mr. Gowland for the expenses incurred by him associated with the sale of his residence and relocation to Philadelphia, Pennsylvania in
      November 1993, due to the reorganization of the hazardous waste services segment operations.
(5)   Mr. Gowland's employment with Republic ended on April 26, 1995, in connection with the distribution of all common stock of Republic's hazardous waste subsidiary, Republic
      Environmental Services, Inc., to Republic's stockholders.
(6)   Mr. Gowland's employment with Republic began January 13, 1992.
(7)   Mr. Gowland received compensation for consulting services rendered in connection with an acquisition completed by Republic in 1992 pursuant to an agreement in place prior to his employment with Republic.

                AGGREGATED WARRANT EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END WARRANT VALUE

                                                                         NUMBER OF
                                                                   SECURITIES UNDERLYING             VALUE OF UNEXERCISED
                                      SHARES                       UNEXERCISED WARRANTS              IN-THE-MONEY WARRANTS
                                     ACQUIRED                      AT DECEMBER 31, 1994             AT DECEMBER 31, 1994(1)
                                        ON         VALUE       -----------------------------     -----------------------------
               NAME                  EXERCISE     REALIZED     EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
-----------------------------------  --------     --------     -----------     -------------     -----------     -------------
Michael G. DeGroote................      --           --         600,000          400,000             --               --
  (MGD Holdings)
  (Chairman, President and
  Chief Executive Officer)
Donald E. Koogler..................      --           --         180,000          120,000             --               --
  (Director, Executive Vice
  President and Chief Operating
  Officer)
Douglas R. Gowland.................      --           --         145,000          155,000             --               --

---------------

(1) None of the unexercised warrants were "in-the-money" as all of the various warrant prices exceeded the market price of Republic's Common Stock at December 31, 1994.

DIRECTOR COMPENSATION

     Mr. Bryan receives $25,000 per year as a fee for serving as a director of Republic plus reimbursement of out-of-pocket expenses. Other directors do not currently receive cash compensation for serving on the Board of Directors (other than reimbursement for their expenses incurred in attending meetings of the Board).

EXECUTIVE WARRANTS

     The Board of Directors approved the issuance of warrants to Messrs. Koogler and Gowland for the purchase of shares of Common Stock at an exercise price based on the market price of Common Stock on the date of issuance (the "Executive Warrants") as compensation for their continued service as officers of Republic. In connection with the distribution of Republic's hazardous waste segment in April 1995 to Republic's Stockholders, Mr. Gowland resigned as a Senior Vice President of Republic; however, Republic agreed not to terminate his Executive Warrants given his position with that segment. Executive Warrants are exercisable, with respect to each portion vested, for a period of four years following such vesting. Each of Messrs. Koogler and Gowland was required to execute a non-competition agreement in connection with the Executive Warrants.

     DONALD E. KOOGLER. Mr. Koogler was granted Executive Warrants to purchase 300,000 shares of Common Stock at an exercise price of $9.00 per share in 1991. Mr. Koogler's warrants vested in increments of 20% per year over a five year period with the first 20% (or 60,000 warrants) having vested May 31, 1992. In May 1993, Republic canceled the unvested portion of Mr. Koogler's Executive Warrants (or 240,000 warrants) and re-issued to Mr. Koogler Executive Warrants to purchase 240,000 shares of Common Stock at an exercise price of $4.00 per share. Mr. Koogler's Executive Warrants, granted in 1993, vest in increments of 25% per year over a four year period with 75% (or 180,000 warrants) having vested as of May 31, 1995.

     DOUGLAS R. GOWLAND. Mr. Gowland had been granted Executive Warrants to purchase 300,000 shares of Common Stock at an exercise price of $12.75 per share. Mr. Gowland's warrants vested in increments of 5/12 of 20% (25,000 warrants) on May 31, 1992, 20% per year over the subsequent four years through May 31, 1996, and the remaining 7/12 of 20% vest December 31, 1996. In May 1993, Republic canceled the unvested portion of Mr. Gowland's Executive Warrants (or 275,000 warrants) and re-issued to Mr. Gowland Executive Warrants to purchase 275,000 shares of Common Stock at an exercise price of $4.00 per share. Mr. Gowland's Executive Warrants, granted in 1993, vest in increments of 60,000 warrants per annual period beginning May 31, 1992 and the remaining 35,000 vest at December 31, 1996. As of May 31, 1995, Executive Warrants to purchase 180,000 shares of Common Stock had vested.

DIRECTOR WARRANTS

     In May 1994 and 1995, the Board of Directors and stockholders of Republic, respectively, approved the issuance of warrants to purchase 50,000 shares of Common Stock at an exercise price of $2.69 per share to each of Messrs. Bryan and Burdick, each Non-Employee Directors of Republic, as compensation for continuing service on the Board of Directors. Subject to stockholder approval of an amendment to the Director Warrants (as described elsewhere in this Information Statement), the now unvested portion of the Director Warrants (40,000 warrants for each of Messrs. Bryan and Burdick) will immediately vest and will be immediately exercisable for a period of four years from August 3, 1995, provided that each remains a director of Republic.

CONSULTING AGREEMENTS

     On May 21, 1995, Republic entered into Consulting Agreements with Messrs. Hudson and Fairbanks pursuant to which such individuals provided consulting services to Republic. In connection therewith, Republic granted each of Messrs. Hudson and Fairbanks options to purchase 150,000 and 100,000 shares of Common Stock, respectively, at an exercise price of $3.875 per share, the closing price of the Common Stock as reported by the Nasdaq Stock Market on May 19, 1995, under Republic's 1991 Stock Option Plan. These options vest at a rate of one-third per year over a three-year period from the date of grant. On August 3, 1995, upon being appointed as officers of Republic, the Board of Directors terminated the Consulting Agreements and amended the stock option grants to allow Messrs. Hudson's and Fairbanks' options to continue to vest through their tenure of service as employees of Republic.

CHIEF EXECUTIVE OFFICER OPTIONS

     On August 3, 1995, the Compensation Committee of the Board of Directors approved a grant under the Company's 1991 Stock Option Plan of options to purchase 1,000,000 shares of Common Stock, exercisable at a price of $24.75 per share, to Mr. Huizenga for his services to be performed as Chairman and Chief Executive Officer of Republic (the "CEO Options"). The CEO Options vested immediately and are presently exercisable in full. Mr. Huizenga will not be paid any cash salary or bonuses for his services to Republic. Accordingly, any benefit realized by Mr. Huizenga from his compensation arrangement will be derived solely from increases in the value of the Common Stock of Republic, giving him an additional incentive in the success of the Company.

NON-EMPLOYEE DIRECTOR STOCK OPTIONS

     As described elsewhere in this Information Statement, on August 3, 1995, the Board of Directors approved amendments to the Director Plan principally to provide for an automatic grant of an option to purchase 50,000 shares of Common Stock to each member of the Board of Directors who becomes or joins the Board as a non-employee director, and to further provide an automatic grant of an option to purchase 10,000 shares of Common Stock on the first day of each calendar year thereafter to each non-employee director serving on the Board on such dates. An option under the Amended Plan will be fully vested upon grant and be immediately exercisable in full, at a price per share equal to the closing price of a share of Common Stock on the Nasdaq Stock Market as of the date of the automatic grant to which such option relates. In accordance with the Amended Plan, Messrs. Melk and DeGroote each received an automatic grant of options to purchase 50,000 shares of Common Stock at an exercise price of $24.75 per share, subject to and effective upon approval of the amendments to the Director Plan by the stockholders of the Company as described herein.

                       NO DISSENTERS' RIGHTS OF APPRAISAL

     Under Delaware law, the holders of shares of Common Stock are not entitled to any appraisal rights in connection with the two amendments to the Company's Certificate of Incorporation, the amendments to Director Plan, or the amendment to the Director Warrants.

                                                                       EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                       TO

            FIRST AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF

                        REPUBLIC WASTE INDUSTRIES, INC.

     Republic Waste Industries, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), in order to amend its First Amended and Restated Certificate of Incorporation, hereby certifies as follows:

     FIRST: The name of the Corporation is:

               Republic Waste Industries, Inc.

     SECOND: The Amendments to the First Amended and Restated Certificate of Incorporation to be effected are as follows:

     The FIRST ARTICLE of the First Amended and Restated Certificate of Incorporation, relating to the name of the Corporation, is hereby amended by deleting the FIRST ARTICLE in its entirety and replacing it with the following:

        "FIRST: The name of the Corporation is:

               Republic Industries, Inc."

     The SIXTH ARTICLE of the First Amended and Restated Certificate of Incorporation, relating to the election and classification of members of the Board of Directors of the Corporation, is hereby amended by deleting the SIXTH ARTICLE in its entirety and replacing it with the following:

         "SIXTH: The Board of Directors shall consist of one or more members. The number of directors shall be fixed by, or in the manner provided in, the Bylaws. At the annual meeting of stockholders in 1996 and at each annual meeting of stockholders thereafter, the respective terms of all of the directors then serving in office shall expire at the meeting, and successors to the directors shall be elected to hold office until the next succeeding annual meeting. Existing directors may be nominated for election each year for a successive term, in the manner provided in the Bylaws. Each director shall hold office for the term for which he is elected and qualified or until his successor shall have been elected and qualified or until his earlier resignation, removal from office or death."

     THIRD: The Amendments effected herein were authorized by the consent in writing, setting forth the action so taken, signed by the holders of at least a majority of the outstanding shares entitled to vote thereon, and due notice of the action so taken has been given to those shareholders who have not consented in writing pursuant to Sections 228 and 242 of the General Corporation Law of the State of Delaware. These Amendments shall be effective upon the filing of this Certificate of Amendment with the Secretary of State of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned has caused this Certificate of Amendment to be executed this ____ day of November, 1995.

                                            REPUBLIC WASTE INDUSTRIES, INC.

                                            By:
                                               -----------------------------
                                              H. Wayne Huizenga,
                                              Chairman of the Board and
                                              Chief Executive Officer
STATE OF FLORIDA   ss:
COUNTY OF BROWARD

     Before me, ____________________ , a Notary Public in and for the State of Florida, on this day personally appeared H. Wayne Huizenga, known to me to be the person whose name is subscribed to the foregoing instrument and known to me to be the Chairman and Chief Executive Officer of Republic Waste Industries, Inc., a Delaware corporation, and acknowledged to me that he executed said instrument by and on behalf of said corporation and the facts stated therein are true.

     Given under my hand and seal of office this ____ day of November, 1995.

                                            ------------------------------------
                                            Notary Public

                                                                       EXHIBIT B

                  AMENDMENT TO THE COMPANY'S 1995 NON-EMPLOYEE
                           DIRECTOR STOCK OPTION PLAN

     If the amendments to the Company's 1995 Non-Employee Director Stock Option Plan (as adopted by the Board of Directors, subject to stockholder approval) are approved by holders of a majority of the Company's Common Stock, such Plan shall be amended and restated to be read in its entirety as follows:

                     1995 AMENDED AND RESTATED NON-EMPLOYEE
                           DIRECTOR STOCK OPTION PLAN

     1. STATEMENT OF PURPOSE. This 1995 Non-Employee Director Stock Option Plan (this "Plan") is intended to promote the interests of Republic Industries, Inc., a Delaware corporation (the "Company"), by offering non-employee members of the Board of Directors of the Company (individually, a "Non-Employee Director," and collectively, "Non-Employee Directors") the opportunity to participate in a special stock option program designed to provide them with significant incentives to remain in the service of the Company.

     2. ELIGIBILITY. Each Non-Employee Director shall be eligible to receive grants of nonstatutory options under this Plan (individually, an "Option," and collectively, "Options") pursuant to the provisions of Section 4 hereof.

     Except for the automatic grants of Options to be made pursuant to the provisions of Section 4 hereof, Non-Employee Directors shall not be eligible to receive any additional Option grants or stock issuance under this Plan or any other stock plan of the Company or any of its affiliates.

     3. STOCK SUBJECT TO PLAN. The stock issuable under this Plan shall be the shares of the Company's common stock, par value of $.01 per share ("Common Stock"). Such shares may be made available from authorized but unissued shares of Common Stock or shares of Common Stock reacquired by the Company. The aggregate number of shares of Common Stock issuable upon exercise of Options under this Plan shall not exceed 1,000,000 shares, subject to adjustment from time to time in accordance with Section 10 hereof.

     4. AUTOMATIC GRANTING OF OPTIONS. Each individual who is initially elected or appointed as a Non-Employee Director on or after August 3, 1995 shall be automatically granted, on such date, an Option to purchase 50,000 shares of Common Stock. Commencing with the first business day of calendar year 1996 and continuing in effect for the first business day of each subsequent calendar year, each individual who is at the time serving as a Non-Employee Director shall receive an additional automatic grant of an Option to purchase 10,000 shares of Common Stock. The foregoing dates are herein referred to individually as an "Automatic Grant Date" and collectively as "Automatic Grant Dates" and the Non-Employee Directors receiving Options are herein referred to individually as an "Optionee" and collectively as "Optionees." Options granted under the Plan are not intended to be treated as incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     In the event that an Option expires or is terminated or canceled and is unexercised as to any shares of Common Stock, the shares subject to the Option, or a portion thereof not so exercised, shall be made available for subsequent automatic Option grants under this Plan.

     Should the total number of shares of Common Stock at the time available under this Plan not be sufficient for the automatic grants to be made at that particular time, the available shares shall be allocated proportionately among all the automatic grants to be made at that time.

     5. EXERCISE PRICE. The price per share payable upon exercise of an Option ("Exercise Price") shall be the "Closing Selling Price" per share of Common Stock as of the Automatic Grant Date.

     For purposes of establishing the Exercise Price, the "Closing Selling Price" per share of the Common Stock on any relevant date shall be the closing selling price per share of Common Stock on the date immediately prior to the automatic grant date as quoted on the Nasdaq Stock Market or by the principal U.S.

stock exchange upon which the Company's Common Stock is listed (the "Exchange"), or if there is no reported closing selling price of Common Stock on the Exchange on the date in question, the closing selling price on the Exchange on the last preceding date for which such quotation exists.

     6. DURATION OF OPTIONS AND EXERCISABILITY.  Subject to the provisions of
Section 8 hereof, each Option shall have a term of ten years measured from the Automatic Grant Date. Each Option shall become exercisable for any or all of the shares covered by such Option immediately upon the Automatic Grant Date. The Option shall thereafter remain so exercisable until the expiration or sooner termination of the Option term.

     Notwithstanding any other provision in this Plan, during the period of thirty (30) days after a Change of Control (as defined below), each Optionee shall have the right to require the Company to purchase from Optionee any Option granted under this Plan at a purchase price equal to (i) the excess of fair market value per share over the Exercise Price (both of which as existing on the date of such Change of Control), multiplied by (ii) the number of Option shares specified by such individual for purchase by the Company, in a written notice to the Company, attention of the Secretary. A "Change in Control" shall be deemed to occur if any person shall (a) acquire direct or indirect beneficial ownership of at least 50% of the issued and outstanding Common Stock of the Company, or
(b) has the power (whether such power arises as a result of the ownership of capital stock, by contract or otherwise), or the ability to elect or cause the election of directors consisting at the time of such election of a majority of the Board of Directors of the Company. As used herein, "person" shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder). For purposes of this paragraph, "fair market value per share" shall mean the average of the highest sales price per share of the Company's Common Stock as quoted on the Nasdaq Stock Market, or by the principal exchange upon which the Company's Common Stock is listed, on each of the five trading days immediately preceding the date on which such individual so notifies the Company. The amount payable to each such individual by the Company shall be in cash or by certified check and shall be reduced by any taxes required to be withheld.

     7. EXERCISE OF OPTION. As a condition to the exercise of any Option, the "Quoted Price" (as defined below) per share of Common Stock on the date of exercise must equal or exceed the Exercise Price. An Option may be exercised by giving written notice to the Company, attention of the Secretary, specifying the number of shares to be purchased, accompanied by the full purchase price for the shares to be purchased either (i) in cash, (ii) by check, (iii) by shares of the Common Stock, or (iv) by a combination of these methods of payment. The "Quoted Price" and the per share value of Common Stock for purposes of paying the Exercise Price in accordance with the immediately preceding sentence shall be determined pursuant to the definition of Closing Selling Price under Section 5 hereof, but determined with respect to the date of exercise. The Company may in its discretion permit an Optionee to deliver a promissory note in a form specified by the Company, and payable to the Company no later than the fifteenth day of April in the year following the year of exercise of any Option, in payment of any withholding tax requirements of the Company with respect to such exercise.

     At any time of any exercise of any Option, the Company may, if it shall determine it necessary or desirable for any reason, require the Optionee (or his or her heirs, legatees, or legal representative, as the case may be), as a condition upon the exercise thereof, to deliver to the Company a written representation of present intention to purchase the shares for investment and not for distribution. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Optionee (or his or her heirs, legatees or legal representative, as the case may be) upon his or her exercise of part or all of the Option and a stop transfer order may be placed with the transfer agent. Each Option shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with, the issue or purchase of shares thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

     At the time of the exercise of any Option the Company may require, as a condition of the exercise of such Option, the Optionee to pay the Company an amount equal to the amount of tax the Company may be required to withhold to obtain a deduction for federal income tax purposes as a result of the exercise of such Option by the Optionee.

     8. TERMINATION OF BOARD MEMBERSHIP -- EXERCISE THEREAFTER. Should an Optionee cease to be an outside member of the Board of Directors of the Company for any reason other than death or permanent disability, such Optionee's Options shall expire and all rights to purchase shares pursuant thereto shall terminate thirty (30) days after the date the Optionee ceases to be an outside member of the Board of Directors of the Company. The Company may, in its sole discretion, permit such Options to remain exercisable for a reasonable period after such cessation of Board membership.

     Should an Optionee cease to be an outside member of the Board of Directors of the Company because of death or permanent disability (as that term is defined in Section 22(e)(3) of the Code, as now in effect or as subsequently amended), the Option may be exercised in full by the Optionee or, if he or she is not living, by his or her heirs, legatees, or legal representative, as the case may be, during its specified term prior to three years after the date of death or permanent disability, but in no event after the expiration date of the Option.

     9. NON-TRANSFERABILITY. During the lifetime of the Optionee, Options shall be exercisable only by the Optionee, and Options shall not be assignable or transferable by the Optionee otherwise than by will or by the laws of descent and distribution.

     10. ADJUSTMENTS. The number of shares subject to this Plan and to Options granted under this Plan shall be adjusted as follows: (a) in the event that the number of outstanding shares of Common Stock is changed by any stock dividend, stock split or combination of shares, the number of shares subject to this Plan and to Options granted hereunder shall be proportionately adjusted; (b) in the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted, on an equitable basis, for each share of Common Stock then subject to this Plan, whether or not at the time subject to outstanding Options, the number and kind of shares of stock or other securities to which the holders of shares of Common Stock will be entitled pursuant to the transaction; and (c) in the event of any other relevant change in the capitalization of the Company, an equitable adjustment shall be made in the number of shares of Common Stock then subject to this Plan, whether or not then subject to outstanding Options. In the event of any such adjustment, the Exercise Price per share shall be proportionately adjusted.

     11. AMENDMENT OF PLAN. This Plan may from time to time be amended or discontinued by action of the Board of Directors of the Company; provided that
(i) no such amendment or discontinuance shall change or impair any Options previously granted without the consent of the Optionee, (ii) the provisions of this Plan relating to the amount of shares which may be subject to Options, the Automatic Grant Dates and/or the Exercise Price shall not be amended more than once every six months, other than to comply with Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or the Code, and or the rules thereunder and (iii)any amendment which would (A) materially increase the benefits accruing to the participants under this Plan, (B) materially increase the number of securities which may be issued under this Plan, and/or
(C) materially modify the requirements as to the eligibility for participation in this Plan shall require the approval of the stockholders of the Company, unless such approval is not required by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or any other federal regulations.

     12. CASH PROCEEDS. Any cash proceeds received by the Company from the sale of shares pursuant to the Options granted under this Plan shall be used for general corporate purposes.

     13. NO IMPAIRMENT OF RIGHTS. Nothing in this Plan or any automatic grant made pursuant to this Plan shall be construed or interpreted so as to affect adversely or otherwise impair the Company's right to remove any Optionee from service on the Board of Directors of the Company at any time in accordance with the Company's Bylaws or any provisions of applicable law.

     14. HOLDING PERIOD. Anything contained in this Plan to the contrary notwithstanding, any disposition of an Option otherwise permitted by the terms of this Plan, or of the Common Stock acquired upon exercise of an Option, shall be subject to compliance with the requirements of paragraph (c)(1) of Rule 16b-3 or its successors promulgated under the 1934 Act, applicable to such disposition, and any date, period or procedure specified or referred to in this Plan with respect to any such disposition shall be adjusted, if necessary, so as to give effect to this Section 14.

     15. COMPLIANCE WITH RULE 16B-3. This Plan is intended to comply with all applicable conditions of Rule 16b-3 or its successors promulgated under the 1934 Act, regardless of whether such conditions are set forth in this Plan. To the extent any provision of this Plan or action of this Plan administrators fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by this Plan administrators.

     16. EFFECTIVE DATE. On August 3, 1995, this Plan, as amended and restated, was adopted and authorized by the disinterested members of the Board of Directors of the Company for submission to the stockholders of the Company. If this Plan, as amended and restated, is approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, this Plan, as amended and restated, shall be deemed to have become effective as of August 3, 1995. Options granted under this Plan shall not be exercisable until stockholder approval is obtained; if this Plan, as amended and restated, is not approved by stockholders within one year of the date of the Board's adoption hereof, then all such Options shall be canceled and void.

                                                                       EXHIBIT C

                AMENDMENT TO THE REPUBLIC WASTE INDUSTRIES, INC.
         WARRANTS DATED AS OF MAY 3, 1994 ISSUED TO EACH OF J.P. BRYAN
                              AND RICK L. BURDICK

     WHEREAS, as of May 3, 1994, Republic Waste Industries, Inc. (the "Company") issued to each of J.P. Bryan and Rick L. Burdick warrants to purchase up to 50,000 shares of common stock, $.01 per share par value ("Common Stock"), of the Company (the "Director Warrants");

     WHEREAS, the Board of Directors has approved the amendments to the Director Warrants hereinafter set forth subject to the approval of the Company's stockholders.

     NOW, THEREFORE, the Director Warrants are hereby amended in the manner hereinafter set forth subject to the approval of the Company's stockholders.

     1. Amendment. Section 2.2 of the Director Warrants is deleted in its entirety and replaced by the following:

          "2.2 Vesting. From and after the Effective Date and until the Termination Date, the rights and interests of Holder pursuant to this Warrant with respect to each Tranche shall vest as follows:

             (i) The first Tranche shall vest on May 31, 1995; and

             (ii) Thereafter, each additional Tranche shall vest on August 3, 1995.

          Each vesting hereunder shall be cumulative with prior vestings hereunder. Holder may only exercise this Warrant with respect to all or part of the Tranches vested hereunder."

     2. Effectiveness of Amendment. The foregoing Amendment shall be effective upon approval by stockholders holding a majority of the issued and outstanding Common Stock as a record date determined by the Board of Directors of the Company, by affirmative vote at a meeting called for that purpose or by written consent in accordance with the Delaware General Corporation Law and the Company's Bylaws.

                                       C-1